Exhibit 10.2

EXECUTION VERSION

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT is dated as of August 5, 2020, among JPMORGAN CHASE BANK, N.A., as Credit Agreement Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Priority Notes Collateral Agent, each Other First Priority Lien Obligations Agent from time to time party hereto, each in its capacity as First Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, solely in its capacity as Trustee and Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.

WHEREAS, SeaWorld Parks & Entertainment, Inc., a Delaware corporation (the “Company”) (i) is party to the Credit Agreement dated as of December 1, 2009, as amended by Amendment No. 1, dated as of February 17, 2011, as further amended by Amendment No. 2, dated as of April 15, 2011, as further amended by Amendment No. 3, dated as of March 30, 2012, as further amended by Amendment No. 4, effective as of April 24, 2013, as further amended by Amendment No. 5, dated as of May 14, 2013, as further amended by Amendment No. 6, dated as of August 9, 2013, as further amended by Amendment No. 7, dated as of March 30, 2015, as further amended by Amendment No. 8, dated as of March 31, 2017, as further amended by Amendment No. 9, dated as of October 31, 2018, as further amended by Amendment No. 10, dated as of March 10, 2020, as further amended by Amendment No. 11, dated as of April 19, 2020 (and as the same may be amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SeaWorld Entertainment, Inc., a Delaware corporation and the direct parent of the Company (“Holdings”), the subsidiary guarantors from time to time party thereto, (ii) is party to the Indenture dated as of April 30, 2020 (as the same may be amended, amended and restated, replaced, refinanced, supplemented or otherwise modified from time to time, the “First Priority Indenture”) among Wilmington Trust, National Association, as trustee and as collateral agent, Holdings and the subsidiary guarantors from time to time party thereto, and (iii) may become a party to Other First Priority Lien Obligations Credit Documents;

B.

WHEREAS, the Company (i) is party to the Indenture dated as of August 5, 2020, (as the same may be amended, amended and restated, replaced, Refinanced, supplemented or otherwise modified from time to time, the “Second Priority Senior Secured Notes Indenture”), under which the Second Lien Notes were issued, among the Company, Holdings, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as Trustee and Second Priority Collateral Agent and (ii) may become a party to Second Priority Documents governing Future Second Lien Indebtedness; and

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.	Definitions.

1.1.Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent” shall mean any “Agent” as defined in the Credit Agreement.

“Agreement” shall mean this Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Arranger” shall mean any “Arranger” as defined in the Credit Agreement.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended and “Bankruptcy Law” shall mean the Bankruptcy Code and any other applicable federal, state, province or foreign law for the relief of debtors.

“Closing Date” shall mean August 5, 2020.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second Priority Collateral, including without limitation any assets in which the First Lien Agents are automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Comparable Second Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second Priority Collateral Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement, including one that (i) does not grant any Second Priority Agent or any Second Priority Secured Party any right or benefit, directly or indirectly, which right or benefit is prohibited at such time by the provisions of this Agreement and (ii) unless accepted by the Required Lenders, or by the requisite Senior Lenders in accordance with Section 1126(c) of the Bankruptcy Code or in accordance with any other applicable Bankruptcy Laws, provides for the Discharge of Senior Lender Claims upon the effective date thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise, and “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Agreement” shall have the meaning set forth in the recitals and, unless the context clearly otherwise requires, shall include any Replacement Credit Agreement.

“Credit Agreement Agent” shall mean JPMorgan Chase Bank, N.A., in its capacity as administrative agent and collateral agent for the Senior Lenders under the Credit Agreement and the other Senior Lender Documents entered into pursuant to the Credit Agreement, together with its successors in such capacity; provided, however, that if the Credit Agreement is Refinanced by a Replacement Credit Agreement, then all references herein to the Credit Agreement Agent shall refer to the administrative agent (or trustee) under the Replacement Credit Agreement.

“Credit Agreement Lender” shall mean a “Lender” as defined in the Credit Agreement.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Credit Agreement Obligations” shall mean, except to the extent otherwise provided in Section 5.7 and in Section 6.4 below, a Discharge of Senior Lender Claims solely with respect to outstanding Obligations and letters of credit under the Credit Agreement or any other Loan Document (as defined in the Credit Agreement) and all outstanding Senior Lender Cash Management Obligations and Senior Lender Hedging Obligations and commitments of the Credit Agreement Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

“Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.7 and in Section 6.4 below, the termination of all commitments of the Senior Lenders under their respective Senior Lender Documents and the payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding Senior Lender Claims and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, the expiration or termination thereof or delivery of cash collateral or backstop letters of credit in respect thereof in compliance with the Credit Agreement, the First Priority Indenture or such Other First Priority Lien Obligations Credit Document, as applicable, in each case concurrently with the termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid; provided that the Discharge of Senior Lender Claims shall not be deemed to have occurred if such payments are made with the proceeds of other Senior Lender Claims that constitute an exchange or replacement for or a Refinancing of such Senior Lender Claims which exchange, replacement or Refinancing has been designated in writing by the First Lien Agent (under the Senior Lender Claims so exchanged, replaced or refinanced) to the First Priority Designated Agent and the Second Priority Designated Agent as “Senior Lender Claims” for purposes of this Agreement.  In the event the Senior Lender Claims are modified and the Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code or the implementation of a court confirmed or sanctioned Plan of Reorganization, the Senior Lender Claims shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied.

“Enforcement Action” shall mean any action under applicable law:

(1)to foreclose, execute or levy on, collect on, take possession of or control of, or sell or otherwise realize upon (judicially or non-judicially) or to lease, license or otherwise dispose of (whether publicly or privately), any Common Collateral or otherwise to exercise or enforce remedial rights with respect to Common Collateral under the Senior Lender Documents or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, by way of setoff, noticing of any public or private sale or other disposition pursuant to the UCC or other applicable law, notification of account debtors, notification of depositary banks under deposit account control agreements or exercise of rights under landlord consents, if applicable),

(2)to solicit bids from third parties to conduct the liquidation or disposition of any Common Collateral or to engage or retain sales brokers, marketing agents, investment bankers, accountants, appraisers, auctioneers or other third parties for the purposes of valuing, marketing, promoting and selling any Common Collateral,

(3)to receive a transfer of Common Collateral in satisfaction of any indebtedness or other obligation secured thereby,

(4)to otherwise enforce any security interest or exercise any other right or remedy, as a secured creditor or otherwise, pertaining to the Common Collateral at law, in equity or pursuant to the Senior Lender Documents or any other applicable agreement, document or instrument pertaining thereto (including, without limitation, the commencement of any applicable legal proceedings or other actions against or with respect to all or any portion of the Common Collateral to facilitate the actions described in the immediately preceding clauses (1), (2) and (3), and exercising voting rights in respect of any equity interests comprising Common Collateral), or

(5)effect the disposition of any Common Collateral by any Grantor after the occurrence and during the continuation of an event of default under the Senior Lender Documents without the consent of each applicable First Lien Agent.

“First Lien Agent” shall mean each of (a) the Credit Agreement Agent, (b) the First Priority Notes Collateral Agent and (c) any Other First Priority Lien Obligations Agent.

“First Lien Parity Intercreditor Agreement” shall mean the First-Lien Intercreditor Agreement dated as of April 30, 2020, by and among the First Priority Notes Collateral Agent, the Credit Agreement Agent, and the other parties from time to time party thereto, as it may be amended, restated, supplemented or otherwise modified from time to time.

“First Priority Designated Agent” shall mean (i) the Credit Agreement Agent, until such time as the Discharge of Credit Agreement Obligations has occurred, and (ii) thereafter, the First Lien Agent serving as the “Applicable Authorized Representative” (as such term or similar term is defined in the First Lien Parity Intercreditor Agreement).  When any First Lien Agent other than the Credit Agreement Agent becomes the Applicable Authorized Representative under such First Lien Parity Intercreditor Agreement it shall send a written notice thereof to the Second Priority Designated Agent and the Grantors.

“First Priority Indenture” shall have the meaning set forth in the recitals and, unless the context clearly otherwise requires, shall include any Replacement First Priority Indenture.

“First Priority Notes Collateral Agent” shall mean Wilmington Trust, National Association, in its capacity as collateral agent for the Senior Lenders under the First Priority Indenture and the other Senior Lender Documents entered into pursuant to the First Priority Indenture, together with its successors in such capacity; provided, however, that if the First Priority Indenture is Refinanced by a Replacement First Priority Indenture, then all references herein to the First Priority Notes Collateral Agent shall refer to the collateral agent under the Replacement First Priority Indenture.

“First Priority Notes Documents” shall mean the First Priority Indenture and the other “Notes Documents” as defined in the First Priority Indenture.

“Future Second Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims with respect to the Second Lien Notes) of the Company or any of the other Grantors, to the extent applicable, that are to be secured by the Second Priority Collateral on a junior basis to the Senior Lender Claims and are so designated as Future Second Lien Indebtedness in accordance with, and satisfying the conditions set forth in, Section 8.22 hereof; provided, however, that such Future Second Lien Indebtedness is permitted to be so incurred and secured in accordance with each Senior Lender Document and each Second Priority Document in effect at the time of such incurrence.

“Governmental Authority” shall mean any nation or government, any state, provincial, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” shall mean the Company, Holdings, each Subsidiary Guarantor (as defined in the Credit Agreement) and each of the Company’s Subsidiaries that has executed and delivered a Senior Collateral Document or a Second Priority Collateral Document.

“Holdings” shall have the meaning set forth in the recitals.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the Credit Agreement, the First Priority Indenture, the Second Priority Senior Secured Notes Indenture, the Other First Priority Lien Obligations Credit Documents or any other document or instrument evidencing or governing any Future Second Lien Indebtedness.

“Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Trustee and the Second Priority Collateral Agent.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, interim receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Lien” shall mean any mortgage, pledge, security interest, hypothecation, assignment, lien (statutory or other) or similar encumbrance (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement or any lease in the nature thereof.

“Loan Documents” shall mean the Credit Agreement and the other “Loan Documents” as defined in the Credit Agreement.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization which either (i) grants any Second Priority Agent or any Second Priority Secured Party any right or benefit, directly or indirectly, which right or benefit is prohibited at such time by the provisions of this Agreement or (ii) unless accepted by the Required Lenders, or by the requisite Senior Lenders in accordance with Section 1126(c) of the Bankruptcy Code or any similar provision of any other applicable Bankruptcy Law, fails to provide for the Discharge of Senior Lender Claims upon the effective date thereof.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees, expenses, indemnities or other amounts due or that may be due to the Trustee or the Second Priority Collateral Agent thereunder (including interest, fees, or expenses accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest, fees, or expenses is allowed or allowable in such proceeding).

“Noteholder Collateral” shall mean all of the assets of the Grantors, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Second Lien Security Agreement dated as of August 5, 2020, among the Company, the Grantors, the Second Priority Collateral Agent and the other parties thereto from time to time, in respect of the Second Priority Senior Secured Notes Indenture, as may be amended, restated, supplemented or otherwise modified from time to time.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the Second Priority Senior Secured Notes Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean (a) the Second Lien Notes and (b) any additional notes issued under the Second Priority Senior Secured Notes Indenture to the extent permitted by the Senior Lender Documents and the Second Priority Documents in effect at the time of such incurrence.

“Obligations” shall mean, with respect to any Person, any payment, performance or other obligations of such Person of any kind, including, without limitation, any liability of such

Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any Insolvency or Liquidation Proceeding.  Without limiting the generality of the foregoing, the Obligations of any Grantor under any Senior Lender Document or Second Priority Document include the obligations to pay principal, interest (including interest, fees, or expenses accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest, fees, or expenses is allowed or allowable in such proceeding) or premium on any Indebtedness, letter of credit commissions (if applicable), charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Grantor to reimburse any amount in respect of any of the foregoing that any Senior Lender or Second Priority Secured Party, in its sole discretion, may elect to pay or advance on behalf of such Grantor.

“Other First Priority Lien Obligations” shall mean all Obligations owing under any Other First Priority Lien Obligations Document; provided, however, for the avoidance of doubt, none of the Obligations under the Credit Agreement or any other Loan Document, the First Priority Indenture or any other First Priority Notes Document, or any Senior Lender Cash Management Obligations or Senior Lender Hedging Obligations shall constitute Other First Priority Lien Obligations.

“Other First Priority Lien Obligations Agent” shall mean, with respect to any Other First Priority Lien Obligations Credit Document, the Person elected, designated or appointed as the administrative agent, trustee, collateral agent or similar representative with respect to such Other First Priority Lien Obligations Credit Document by or on behalf of the holders of such Other First Priority Lien Obligations, and its respective successors in such capacity, in accordance with Section 8.22.

“Other First Priority Lien Obligations Credit Document” shall mean any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case incurred by Holdings or any of its Subsidiaries, to the extent applicable, and that are to be secured by the Senior Lender Collateral on a senior basis to the Second Priority Claims and are so designated as an Other First Priority Lien Obligations Credit Document in accordance with, and satisfying the conditions set forth in, Section 8.22 hereof; provided, however, that such Other First Priority Lien Obligations are permitted to be so incurred and secured in accordance with this Agreement and each Senior Lender Document and each Second Priority Document in effect at the time of such incurrence; provided, further, that the Grantors, the Credit Agreement Agent, the First Priority Notes Collateral Agent and the Other First Priority Lien Obligations Agent for such Obligations shall have executed and delivered the Joinder Agreement (as defined in the First Lien Parity Intercreditor Agreement) attached to the First Lien Parity Intercreditor Agreement.

“Other First Priority Lien Obligations Documents” shall mean each Other First Priority Lien Obligations Credit Document and each Other First Priority Lien Obligations Security Document related thereto.

“Other First Priority Lien Obligations Security Documents” shall mean any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other First Priority Lien Obligations.

“Person” shall mean any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, proposal, plan of arrangement or compromise or other type of plan of arrangement or similar dispositive restructuring plan proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Pledged Collateral” shall mean the Common Collateral in the possession of any First Lien Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code or any other applicable law.

“Recovery” shall have the meaning set forth in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to refinance, replace or repay, or to issue other Indebtedness, in exchange or replacement for, such indebtedness.  “Refinanced” and “Refinancing” shall have correlative meanings.

“Replacement Credit Agreement” means any loan agreement, indenture or other agreement that (i) Refinances the Credit Agreement so long as, after giving effect to such Refinancing, the agreement that was the Credit Agreement immediately prior to such Refinancing is no longer secured, or required to be secured, by any of the Common Collateral and (ii) becomes the Credit Agreement hereunder by designation as such pursuant to Section 5.7.

“Replacement First Priority Indenture” means any loan agreement, indenture or other agreement that (i) Refinances the First Priority Indenture so long as, after giving effect to such Refinancing, the agreement that was the First Priority Indenture immediately prior to such Refinancing is no longer secured, or required to be secured, by any of the Common Collateral and (ii) becomes the First Priority Indenture hereunder by designation as such pursuant to Section 5.7.

“Required Lenders” shall mean, with respect to any Senior Lender Document, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Senior Lender Document (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such Senior Lender Document).

“Restricted Subsidiary” shall mean any “Restricted Subsidiary” of the Company as defined in the Credit Agreement.

“Second Lien Notes” shall mean $500,000,000 aggregate principal amount of the Company’s 9.500% Second-Priority Senior Secured Notes due 2025, issued pursuant to the Second Priority Senior Secured Notes Indenture.

“Second Priority Agents” shall mean (a) the Second Priority Collateral Agent as collateral agent for the Indenture Secured Parties and (b) the collateral agent for any Future Second Lien Indebtedness that is named as the Second Priority Agent in respect of such Future Second Lien Indebtedness in accordance with Section 8.22.

“Second Priority Claims” shall mean the Noteholder Claims and all other Obligations in respect of, or arising under, the Second Priority Documents, including all fees, expenses, indemnities or other amounts due or that may be due to the Trustee and the Second Priority Agents for any Future Second Lien Indebtedness.

“Second Priority Collateral” shall mean the Noteholder Collateral and all of the assets of the Grantors, whether real, personal or mixed, with respect to which a Lien is granted, or purported to be granted, as security for any Second Priority Claim.

“Second Priority Collateral Agent” shall mean Wilmington Trust, National Association, in its capacity as collateral agent under the Second Priority Senior Secured Notes Indenture and the Noteholder Collateral Documents and its successors in such capacity.

“Second Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement(s) with respect to any Future Second Lien Indebtedness.

“Second Priority Collateral Documents” shall mean the Noteholder Collateral Documents, the Second Priority Collateral Agreements and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second Priority Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Second Priority Designated Agent” shall mean such agent or trustee as is designated “Second Priority Designated Agent” by Second Priority Secured Parties holding a majority in aggregate principal amount of the Second Priority Claims then outstanding; it being understood that as of the date of this Agreement, the Second Priority Collateral Agent shall be so designated as the Second Priority Designated Agent. When any Second Priority Agent other than the Second Priority Collateral Agent becomes the Second Priority Designated Agent it shall send a written notice thereof to the First Priority Designated Agent and the Grantors.

“Second Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second Lien Indebtedness.

“Second Priority Lien” shall mean any Lien on any assets of any Grantor securing any Second Priority Claims.

“Second Priority Secured Parties” shall mean the Indenture Secured Parties and all other Persons holding any Second Priority Claims, including the Second Priority Agent for any Future Second Lien Indebtedness.

“Second Priority Senior Secured Notes Indenture” shall have the meaning set forth in the recitals.

“Secured Hedge Agreements” shall mean each Swap Contract entered into by a Grantor or any other Restricted Subsidiary that (i) is in effect on the Closing Date with a counterparty that is a Credit Agreement Lender, an Agent, an Arranger or any Affiliate of the foregoing as of the Closing Date or (ii) is entered into after the Closing Date with any counterparty that is a Credit Agreement Lender, an Agent, an Arranger or any Affiliate of the foregoing at the time such Swap Contract is entered into.

“Senior Collateral Documents” shall mean the Senior Credit Agreement Collateral Agreement, the Senior First Priority Notes Collateral Agreement, the Senior Credit Agreement Pledge Agreement, the Senior First Priority Notes Pledge Agreement, the Senior Credit Agreement Guaranty Agreement, the Other First Priority Lien Obligations Security Documents and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Senior Lender Claims or under which rights or remedies with respect to such Lien are at any time governed.

“Senior Credit Agreement Collateral Agreement” shall mean the First Lien Security Agreement, dated as of December 1, 2009, among the Company, the Grantors, and JPMorgan Chase Bank, N.A., as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Credit Agreement Guaranty Agreement” shall mean the Guaranty Agreement, dated as of December 1, 2009, made by Holdings and certain other Grantors (other than the Company) in favor of JPMorgan Chase Bank, N.A. as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Credit Agreement Pledge Agreement” shall mean the Pledge Agreement, dated as of December 1, 2009, made by Holdings and JPMorgan Chase Bank, N.A., as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior First Priority Notes Collateral Agreement” shall mean the First Lien Security Agreement, dated as of April 30, 2020, among the Company, the Grantors, and Wilmington Trust, National Association, as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior First Priority Notes Pledge Agreement” shall mean the Pledge Agreement, dated as of April 30, 2020, made by Holdings and JPMorgan Chase Bank, N.A., as collateral agent for the secured parties referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Senior Lender Cash Management Obligations” shall mean, with respect to any Grantor or any Restricted Subsidiary, all Obligations of such Grantor or such Restricted Subsidiary in respect of any overdraft and related liabilities arising from treasury, depository, credit or debit card or cash management services or any automated clearing house transfers of funds owed to a Person that is a Credit Agreement Lender, an Agent, an Arranger or any Affiliate of the foregoing as of or following the Closing Date or at the time such overdraft and related liabilities arising from treasury, depository, credit or debit card, purchasing card or cash management services or any automated clearing house transfers of funds is entered into.

“Senior Lender Claims” shall mean all Obligations arising under the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents and any other Senior Lender Documents, whether or not such Obligations constitute Indebtedness, including, without limitation, (a) Senior Lender Hedging Obligations, (b) Senior Lender Cash Management Obligations and (c) Obligations under any agreement that is an exchange or replacement for or an extension, increase or refinancing of any other Senior Lender Claims.  Senior Lender Claims shall include all interest, fees, and expenses accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Documents whether or not the claim for such interest, fees, or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted, or purported to be granted, as security for any Senior Lender Claim.

“Senior Lender Documents” shall mean (a) the Loan Documents, (b) the First Priority Notes Documents and (c) the Other First Priority Lien Obligations Credit Documents, the Senior Collateral Documents and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Senior Lender Claim, including, without limitation, any Obligation under the Credit Agreement, the First Priority Notes Indenture and any other related document or instrument executed or delivered pursuant to any such document at any time or otherwise evidencing or securing any Obligation arising under any such document.

“Senior Lender Hedging Obligations” shall mean any Obligations under Secured Hedge Agreements.

“Senior Lenders” shall mean the Persons holding Senior Lender Claims, including the First Lien Agents.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the Credit Agreement as in effect as of the date hereof.

“Swap Contract” shall have the meaning set forth in the Credit Agreement.

“Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the Second Priority Senior Secured Notes Indenture and its successors in such capacity.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2.Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2.	Lien Priorities.

2.1.Subordination of Liens.  Notwithstanding (i) the date, time, method, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Second Priority Secured Parties on the Common Collateral or of any Liens granted to any First Lien Agent or Senior Lenders on the Common Collateral, (ii) any provision of the UCC of any applicable jurisdiction, any Bankruptcy Law, or any other applicable law or the Second Priority Documents or the Senior Lender Documents, (iii) whether any First Lien Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby agrees that:  (a) any Lien on the Common Collateral securing or purporting to secure any Senior Lender Claims now or hereafter held by or on behalf of any First Lien Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing or purporting to secure any Second Priority Claims and (b) any Lien on the Common Collateral securing or purporting to secure any Second Priority Claims now or hereafter held by or on behalf of any Second Priority Agent or any Second Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing or purporting to secure any Senior Lender Claims.  All Liens on the Common Collateral securing or purporting to secure any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing or purporting to secure any Second Priority Claims for all purposes, whether or not such Liens securing or purporting to secure any Senior Lender Claims are adequately perfected, invalidated, avoided, voided, or lapsed or are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2.Prohibition on Contesting Liens.  Each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party for which it serves as Second Priority Agent, and each First Lien Agent, for itself and on behalf of each Senior Lender in respect of which it serves as First Lien Agent, agrees that it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of (a) a Lien securing any Senior Lender Claims held (or purported to be held) by or on behalf of any First Lien Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or the allowability of any Senior Lender Claims or (b) a Lien securing any Second Priority Claims held (or purported to be held) by or on behalf of any Second Priority Secured Party in any Second Priority Collateral, as the case may be or the allowability of any Second Priority Claims; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of (i) any First Lien Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1) or any of the Senior Lender Documents or (ii) any Second Priority Agent to enforce this Agreement.

2.3.No New Liens.  (a)  So long as the Discharge of Senior Lender Claims has not occurred and, subject to Section 6, each Second Priority Agent agrees, for itself and on behalf of each applicable Second Priority Secured Party, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Company or any other Grantor securing any Second Priority Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents.  If any Second Priority Agent or any Second Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any asset of the Company or any other Grantor that is not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, then such Second Priority Agent or Second Priority Secured Party shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the First Lien Agents and each other Senior Lender as security for the Senior Lender Claims (subject to the lien priority and other terms hereof).  If any Second Priority Agent or any Second Priority Secured Party shall, at any time, receive any proceeds or payment from or as a result of any Liens granted in contravention of this Section 2.3, it shall pay such proceeds or payments over to the First Priority Designated Agent in accordance with the terms of Section 4.2

(b)

So long as the Second Priority Claims remain outstanding and, subject to Section 6, each First Lien Agent agrees, for itself and on behalf of each applicable Senior Lender, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, that it shall not acquire or hold any Lien on any assets of the Company or any other Grantor constituting (or that is intended to constitute) Common

Collateral securing any Senior Lender Claims that are not also subject to the second-priority Lien in respect of the Second Priority Claims under the Second Priority Documents.  If any First Lien Agent or any Senior Lender shall (nonetheless and in breach hereof) acquire or hold any Lien on any Common Collateral that is not also subject to the second-priority Lien in respect of the Second Priority Claims under the Second Priority Documents, then such First Lien Agent or Senior Lender shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, be deemed to also hold and have held such Lien for the benefit of the Second Priority Agents and each other Second Priority Secured Party as security for the Second Priority Claims (subject to the lien priority and other terms hereof) or release such Liens.

Notwithstanding anything in this Agreement or any other Senior Lender Documents or Second Priority Documents to the contrary, collateral consisting of cash and deposit account balances pledged to secure Obligations under any Senior Lender Document consisting of reimbursement obligations in respect of letters of credit held by the Credit Agreement Agent, including pursuant to Section 2.03 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Credit Agreement and will not be subject to provisions of this Section 2.3 or otherwise constitute Common Collateral.

2.4.Nature of First Lien Obligations.  Each Second Priority Agent, for itself and on behalf of the other Second Priority Secured Parties, acknowledges that (a) a portion of the Obligations included among the Senior Lender Claims are revolving in nature, (b) the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (c) the terms of the Senior Lender Claims may be modified, extended, renewed or amended from time to time, and (d) the aggregate amount of the Senior Lender Claims may be increased or Refinanced, in either event, without notice to or consent by the Second Priority Secured Parties and without affecting the provisions hereof.  The lien priorities provided in Sections 2.1 and 2.2 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or Refinancing of either the Senior Lender Claims or the Second Priority Claims, or any portion thereof.

2.5.Perfection of Liens.  Neither the First Lien Agents nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Priority Agents and the Second Priority Secured Parties.  The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second Priority Secured Parties and shall not impose on the First Lien Agents, the Second Priority Agents, the Second Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.6.Waiver of Marshalling.  Until the Discharge of Senior Lender Claims, each Second Priority Agent, on behalf of itself and the applicable Second Priority Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Common Collateral or any other similar rights a junior secured creditor may have under applicable law.

SECTION 3.	Enforcement.

3.1.Exercise of Remedies.

(a)So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second Priority Agent or any Second Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff or recoupment) with respect to any Common Collateral or any other security in respect of any applicable Second Priority Claims, or exercise any right under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement, or institute any action or proceeding with respect to such rights or remedies (including any action of enforcement, collection, execution, levy or foreclosure), (y) contest, protest or object to any foreclosure, power of sale or other similar proceeding or action brought with respect to the Common Collateral or any other collateral by any First Lien Agent or any Senior Lender in respect of the Senior Lender Claims, the exercise of any right by any First Lien Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the Senior Lender Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second Priority Agent or any Second Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral or any other collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, provided that the respective interests of the Second Priority Secured Parties attach to the proceeds thereof, subject to the relative priorities described in this Agreement, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure, power of sale or other similar proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral or any other collateral in respect of Senior Lender Claims and (ii) except as otherwise provided herein (including Section 5.1), each First Lien Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff, recoupment, and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with, or the consent, of any Second Priority Agent or any Second Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Priority Agent may file a proof of claim or statement of interest with respect to the applicable Second Priority Claims, (B) each Second Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of either First Lien Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral (including, without limitation, sending such notices of the existence of, or any evidence or confirmation of, the Second Priority Claims or the Liens of the Second Priority Agents in the Common Collateral to any court or governmental agency, or filing or recording any such notice or evidence to the extent necessary or appropriate to prove or preserve the Liens of the Second Priority Agents in the Common Collateral), (C) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Priority Agent may (but shall not be obligated to) file any necessary or appropriate responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Priority Agent or Second Priority Secured Party, (D) subject to Section 5.4, each Second Priority Agent may (but shall not be obligated to) file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Company or any other Grantor arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law to the extent not otherwise inconsistent with or in violation of the other provisions of this Agreement, and (E) each Second Priority Agent may (but shall not be obligated to) and each Second Priority Secured Party (subject to Section 6.9) may vote on any Plan of Reorganization in any Insolvency or Liquidation Proceeding of the Company or any other Grantor, in each case (A) through (E) above to the extent such action is not inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.  In exercising rights and remedies with respect to the Senior Lender Collateral, each First Lien Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion.  Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral or other collateral upon foreclosure, power of sale or other enforcement action, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will not take or receive any Common Collateral or other collateral or any proceeds of Common Collateral or other collateral in connection with the exercise of any right or remedy (including setoff or recoupment) with respect to any Common Collateral or other collateral in respect of the applicable Second Priority Claims.  Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second Priority Agents and the Second Priority Secured Parties with respect to the Common Collateral or any other collateral is to hold a Lien on the Common Collateral or such other collateral in respect of the applicable Second Priority Claims pursuant to the Second Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

(c)So long as the Discharge of Senior Lender Claims has not occurred and subject to the proviso in clause (ii) of Section 3.1(a) above, (i) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, agrees that no Second Priority Agent or any Second Priority Secured Party will take any action that would hinder or delay any exercise of remedies undertaken by any First Lien Agent or Senior Lenders with respect to the Common Collateral or any other collateral under the Senior Lender Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral or such other collateral, whether by foreclosure, power of sale or otherwise, and (ii) each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby waives any and all rights it or any Second Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which any First Lien Agent or Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of any First Lien Agent or Senior Lenders is adverse to the interests of the Second Priority Secured Parties.

(d)Each Second Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Priority Document shall be deemed to restrict in any way the rights and remedies of any First Lien Agent or Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents; provided that nothing in this clause shall prevent any Second Priority Secured Party from asserting or seeking to enforce any provision of any Second Priority Document (to the extent not prohibited by this Agreement).

3.2.Cooperation.  Subject to the proviso in clause (ii) of Section 3.1(a), each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and any First Lien Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other collateral under any of the applicable Second Priority Documents or otherwise in respect of the applicable Second Priority Claims relating to the Common Collateral.

SECTION 4.	Payments.

4.1.Application of Proceeds.  So long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral and any other collateral in respect of the Second Priority Claims or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral or other collateral upon the exercise of remedies as a secured party, shall be applied by the First Lien Agents to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.  Upon the Discharge of Senior Lender Claims, subject to Section 5.7 hereof, each of the First Lien Agents shall deliver promptly to the Second Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second Priority Designated Agent in such order as specified in the Second Priority Documents.

4.2.Payments Over.  Any Common Collateral or other collateral in respect of the Second Priority Claims or proceeds thereof received by any Second Priority Agent or any Second Priority Secured Party in connection with the exercise of any right or remedy (including setoff or recoupment) relating to the Common Collateral or such other collateral prior to the Discharge of Senior Lender Claims or (except as set forth in Section 6) in any Insolvency or Liquidation Proceeding, shall be segregated and held in trust for the benefit of and forthwith paid over to the First Priority Designated Agent (and/or its designees) for the benefit of the Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct.  The First Lien Agents are each hereby individually authorized to make any such endorsements as agent for any Second Priority Agent or any such Second Priority Secured Party.  This authorization is coupled with an interest and is irrevocable.

SECTION 5.	Other Agreements.

5.1.Releases.

(a)If, at any time any Grantor or the holder of any Senior Lender Claim delivers notice to each Second Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) (including for such purpose, in the case of the sale of equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) is:

(A)sold, transferred or otherwise disposed of:

(i)by the owner of such Common Collateral in a transaction permitted under the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and each other Senior Lender Document and Second Priority Document (if any) then in effect; or

(ii)in connection with the taking of an Enforcement Action; or

(B)being released from all Senior Lender Claims in connection with a Subsidiary being released from its guarantee under the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and each other Senior Lender Document and Second Priority Document (if any) then in effect, or

(C)otherwise released as permitted by the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and each other Senior Lender Document and Second Priority Document (if any) then in effect, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second Priority Secured Parties upon such Common Collateral will automatically, simultaneously, and unconditionally be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing Senior Lender Claims are released and discharged; provided that the Liens securing the Second Priority Claims shall attach to any proceeds of such Common Collateral that remain after the Discharge of Senior Lender Claim. Upon delivery to each Second Priority Agent of (a) a written notice from any First Lien Agent stating that any release of Liens securing or supporting the Senior Lender Claims has become effective (or shall become effective upon each Second Priority Agent’s release) (whether in connection with a sale of such assets by the relevant Grantor pursuant to the preceding sentence or otherwise), and (b) such other certificates or documents are required to be delivered under the Second Priority Documents, each Second Priority Agent, on behalf of each applicable Second Priority Secured Party, will promptly, at the Company’s expense, execute and deliver such instruments, releases, termination statements or other documents reasonably requested by the Company in writing confirming such release on customary terms.

(b)So long as the Discharge of Senior Lender Claims has not occurred, each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby irrevocably constitutes and appoints the First Priority Designated Agent and any officer or agent of such First Priority Designated Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second Priority Agent or such holder or in such First Priority Designated Agent’s own name, from time to time in such First Priority Designated Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)Unless and until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, for itself and on behalf of each applicable Second Priority Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the repayment of Senior Lender Claims pursuant to the Senior Lender Documents and this Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second Priority Agents or the Second Priority Secured Parties to receive proceeds in connection with the Second Priority Claims not otherwise in contravention of this Agreement.

5.2.Insurance.  Unless and until the Discharge of Senior Lender Claims has occurred, each First Lien Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral or any other collateral in respect of the Second Priority Claims in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral or such other collateral.  Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral or such other collateral shall be paid (a) first, prior to the occurrence of the Discharge of Senior Lender Claims, to the First Lien Agents for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents, (b) second, after the occurrence of the Discharge of Senior Lender Claims, to the Second Priority Agents for the benefit of the Second Priority Secured Parties pursuant to the terms of the applicable Second Priority Documents and (c) third, if no Second Priority Claims or Senior Lender Claims are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct.  If any Second Priority Agent or any Second Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to any First Lien Agent in accordance with the terms of Section 4.2.

5.3.Amendments to Second Priority Collateral Documents.

(a)So long as the Discharge of Senior Lender Claims has not occurred, without the prior written consent of the First Lien Agents, no Second Priority Collateral Document may be

amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement.  The Grantors shall cause each applicable Second Priority Collateral Document executed as of the date hereof or hereafter to include the following language (or language to similar effect approved by the First Lien Agents):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [applicable Second Priority Agent for the benefit of the [Secured Parties]] pursuant to this agreement are expressly subject and subordinate to the liens and security interests granted to (x) JPMorgan Chase Bank, N.A. as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the First Lien Security Agreement dated as of December 1, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time), from [the Company and the other “Grantors” referred to therein], in favor of JPMorgan Chase Bank, N.A., as collateral agent for the benefit of the secured parties referred to therein, (y) Wilmington Trust, National Association as collateral agent (and its permitted successors), for the benefit of the secured parties referred to below, pursuant to the First Lien Security Agreement dated as of April 30, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time), from [the Company and the other “Grantors” referred to therein], in favor of Wilmington Trust, National Association, as collateral agent for the benefit of the secured parties referred to therein [and (z) to the liens and security interests granted to [Other First Priority Lien Obligations Agent] pursuant to [Other First Priority Lien Obligations Security Document (as amended, supplemented or otherwise modified from time to time)]], and (ii) the exercise of any right or remedy by the [applicable Second Priority Agent] hereunder is subject to the limitations and provisions of the Intercreditor Agreement dated as of August 5, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among JPMorgan Chase Bank, N.A. in its capacity as Credit Agreement Collateral Agent, Wilmington Trust, National Association as First Priority Notes Collateral Agent, and Wilmington Trust, National Association, as Trustee and Second Priority Collateral Agent.  In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this agreement, the terms of the Intercreditor Agreement shall govern.”

(b)In the event that the First Lien Agents or the Senior Lenders enter into any amendment, waiver or consent in respect of or replace any Senior Collateral Document for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the First Lien Agents, the Senior Lenders, the Company or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral in accordance with Section 5.1), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second Priority Collateral Document without the consent of any Second Priority Agent or any Second Priority Secured Party and without any action by any Second Priority Agent or any Second Priority Secured Party; provided, that such amendment, waiver or consent does not (a) materially adversely affect the rights of the Second Priority Secured Parties or the interests of the Second Priority Secured Parties in the Second Priority Collateral and not the other creditors of the Company or such Grantor, as the case may be, that have a security interest in the affected collateral in a like or similar manner (without regard to the fact that the Lien of such Senior Collateral Document is senior to the Lien of the Comparable Second Priority Collateral Document) or (b) impose duties or obligations that are adverse on any Second Priority Agent without its prior written consent.  The Company shall give written notice of such amendment, waiver or consent to each Second Priority Agent; provided that the failure to give such notice shall not affect the effectiveness of such amendment, waiver or consent with respect to the provisions of any Second Priority Collateral Document as set forth in this Section 5.3(b).

(c)Anything contained herein to the contrary notwithstanding, until the Discharge of Senior Lender Claims has occurred, the Grantors agreed that no Second Priority Collateral Document shall be entered into unless the collateral covered thereby is also subject to a perfected first-priority interest in favor of the First Lien Agents for the benefit of the Senior Lenders pursuant to the Senior Collateral Documents.

5.4.Rights As Unsecured Creditors.  The Second Priority Agents and the Second Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Grantor in accordance with the terms of the applicable Second Priority Documents and applicable law, in each case to the extent not inconsistent with or in violation of the other provisions of this Agreement.  Nothing in this Agreement shall prohibit the receipt by any Second Priority Agent or any Second Priority Secured Party of the required payments of principal, interest, fees, expenses, indemnities and other amounts due under the Second Priority Documents so long as such receipt is not the direct or indirect result of (a) the exercise in contravention of this Agreement by any Second Priority Agent or any Second Priority Secured Party of rights or remedies in respect of Common Collateral or other collateral or (b) enforcement in contravention of this Agreement of any Lien in respect of Second Priority Claims held by any of them.  In the event any Second Priority Agent or any Second Priority Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Priority Claims or otherwise, such judgment or other lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement and shall otherwise be subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Priority Claims subject hereto.  Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Agents or the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5.First Lien Agents as Gratuitous Bailees for Perfection.

(a)Each First Lien Agent agrees to hold the Pledged Collateral that is part of the Common Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of and on behalf of each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5 (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC).

(b)In the event that any First Lien Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Credit Agreement Collateral Agreement and the Senior First Priority Notes Collateral Agreement) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, such First Lien Agent agrees to hold such Liens as gratuitous bailee for the benefit of and on behalf of each Second Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c)Except as otherwise specifically provided herein (including Section 3.1), until the Discharge of Senior Lender Claims has occurred, any First Lien Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Second Priority Collateral Documents did not exist.  The rights of the Second Priority Agents and the Second Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(d)The First Lien Agents shall have no obligation whatsoever to any Second Priority Agent or any Second Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5.  The duties or responsibilities of the First Lien Agents under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second Priority Agent for purposes of perfecting the Lien held by the Second Priority Secured Parties.

(e)The First Lien Agents shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Priority Agent or any Second Priority Secured Party and the Second Priority Agents and the Second Priority Secured Parties hereby waive and release the First Lien Agents from all claims and liabilities arising pursuant to the First Lien Agents’ role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(f)Upon the Discharge of Senior Lender Claims, the relevant First Lien Agent shall deliver to the Second Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and to the extent such Pledged Collateral is in the possession or control of such First Lien Agent (or its agents or bailees) together with any necessary endorsements (or otherwise allow the Second Priority Designated Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct.

(g)Neither the First Lien Agents nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or the Subsidiaries’ obligations to the First Lien Agents or the Senior Lenders under the Credit Agreement, the First Priority Notes Indenture or the Senior Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6.Second Priority Designated Agent as Gratuitous Bailee for Perfection.

(a)Upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of and on behalf of the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(b)In the event that the Second Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property (as defined in the Senior Credit Agreement Collateral Agreement and the Senior First Priority Notes Collateral Agreement, whether or not then in effect) that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of Senior Lender Claims, the Second Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the benefit of and on behalf of the other Second Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(c)The Second Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other Second Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6.  The duties or responsibilities of the Second Priority Designated Agent under this Section 5.6 upon the Discharge of Senior Lender Claims shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second Priority Agents for purposes of perfecting the Lien held by the applicable Second Priority Secured Parties.

(d)The Second Priority Designated Agent shall not have by reason of the Second Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second Priority Agents (or the Second Priority Secured Parties for which such other Second Priority Agents are agents) and the other Second Priority Agents hereby waive and release the Second Priority Designated Agent from all claims and liabilities arising pursuant to the Second Priority Designated Agent’s role under this Section 5.6, as agent and gratuitous bailee with respect to the Common Collateral.

(e)In the event that the Second Priority Designated Agent shall cease to be so designated the Second Priority Designated Agent pursuant to the definition of such term, the then Second Priority Designated Agent shall deliver to the successor Second Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any), together with any necessary endorsements (or otherwise allow the successor Second Priority Designated Agent to obtain control of such Pledged Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second Priority Designated Agent shall perform all duties of the Second Priority Designated Agent as set forth herein.

5.7.No Release Upon Discharge of Senior Lender Claims; Reinstatement.

(a)Notwithstanding any other provisions contained in this Agreement, on the date of Discharge of Senior Lender Claims, the Second Priority Liens on the Second Priority Collateral securing the Second Priority Claims will not be released except to the extent such Second Priority Collateral or any portion thereof was disposed of in compliance with the terms of this Agreement in order to repay Senior Lender Claims secured by such Second Priority Collateral.

(b)If, at any time on or after the Discharge of Senior Lender Claims has occurred, the Company incurs and designates any new Senior Lender Claims as being in respect of a Replacement Credit Agreement or a Replacement First Priority Indenture, as applicable, then such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable Replacement Credit Agreement or the applicable Replacement First Priority Indenture governing such Senior Lender Claims shall automatically be treated as the Credit Agreement or the First Priority Notes Indenture, as applicable, for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the First Lien Agents of amendments, waivers and consents hereunder.  Upon receipt by each Second Priority Agent of notice of such designation (including the identity of any new First Lien Agent) from the Company and the First Lien Agent in respect of such Replacement Credit Agreement or such Replacement First Priority Indenture, as applicable, each Second Priority Agent shall promptly, at the Company’s expense, (i) enter into such documents and agreements, including amendments or supplements to this Agreement, as such new First Lien Agent shall reasonably request in writing in order to provide the new First Lien Agent the rights of the First Lien Agents contemplated hereby and (ii) to the extent then held by any Second Priority Agent, deliver to such First Lien Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such First Lien Agent to obtain possession or control of such Pledged Collateral).

SECTION 6.	Insolvency or Liquidation Proceedings.

6.1.Financing and Sale Issues.  If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and any First Lien Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision(s) in any other Bankruptcy Law (“DIP Financing”), then each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Lender Documents are subordinated to or pari passu with the Liens securing such DIP Financing, will subordinate its Liens in the Common Collateral and any other collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any adequate protection Liens provided to such First Lien Agent or the Senior Lenders or (z) any “carve-out” from the Common Collateral or court ordered priority for fees agreed to by such First Lien Agent or the Senior Lenders, in each case on the same basis as the other

Liens securing the Second Priority Claims are so subordinated to the Liens securing the Senior Lender Claims under this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, further agrees that it will raise no objection to, and will not support any objection to, and will not otherwise contest (a) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Lender Claims made by any First Lien Agent or any holder of Senior Lender Claims, (b) any lawful exercise by any holder of Senior Lender Claims of the right to credit bid Senior Lender Claims at any sale of Senior Lender Collateral (including pursuant to Section 363(k) or Section 1129(b)(2)(A)(ii) of the Bankruptcy Code or any similar Bankruptcy Law), (c) any other request for judicial relief made in any court by any holder of Senior Lender Claims relating to the lawful enforcement of any Lien on Senior Lender Collateral, or (d) any order relating to a sale of Common Collateral for which any First Lien Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Senior Lender Claims and the Second Priority Claims will attach to the proceeds of the sale on the same basis of priority as the Liens securing the Senior Lender Collateral do to the Liens securing the Second Priority Collateral in accordance with this Agreement, provided, however, that the Second Priority Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) or Section 1129(b)(2)(A)(ii) of the Bankruptcy Code or any similar Bankruptcy Law, so long as any such credit bid provides for the payment in full in cash of the Senior Lender Claims; and provided further, however, that the Second Priority Secured Parties may raise any objection to the bidding procedures proposed to be utilized in connection with such sale or disposition that may be raised by an unsecured creditor of the Company or any other Grantor.

6.2.Relief from the Automatic Stay.  Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of all First Lien Agents and Required Lenders.

6.3.Adequate Protection.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by any First Lien Agent or Senior Lenders for adequate protection, (b) any objection by any First Lien Agent or Senior Lenders to any motion, relief, action or proceeding based on such First Lien Agent’s or the Senior Lenders’ claiming a lack of adequate protection or (c) the payment of interest, fees, expenses or other amounts to the First Lien Agent or any other Senior Lender.  Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of a Lien on additional or replacement collateral and/or superpriority claims in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law, then each Second Priority Agent, on behalf of itself and any applicable Second Priority Secured Party, (A) may seek or request adequate protection in the form of (x) a Lien on such additional or replacement collateral, which Lien is subordinated to the Liens securing and providing adequate protection for the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Priority Claims are so subordinated to the Liens secur ing the Senior Lender Claims under this Agreement, and (y) superpriority claims junior in all respects to the superpriority claims granted to the Senior Lenders, and (B) except as provided below in this Section 6.3, agrees that it will not seek or request, and will not accept, without the express written consent of the First Lien Agent, adequate protection in any other form, and (ii) (A) in the event any Second Priority Agent, on behalf of itself or any applicable Second Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of a Lien on additional or replacement collateral, then such Second Priority Agent, on behalf of itself or each such Second Priority Secured Party, agrees that the First Lien Agents shall also be granted a senior Lien on such additional or replacement collateral as security and adequate protection for the applicable Senior Lender Claims and any such DIP Financing and that any Lien on such additional or replacement collateral securing or providing adequate protection for the Second Priority Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second Priority Claims are so subordinated to such Liens securing the Senior Lender Claims under this Agreement, and (B) in the event any Second Priority Agent, on behalf of itself or any applicable Second Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of a superpriority claim, then such Second Priority Agent, on behalf of itself or each such Second Priority Secured Party, agrees that the First Lien Agents shall also be granted a superpriority claim, which superpriority claim will be senior in all respects to the superpriority claim granted to such Second Priority Agent and the Second Priority Secured Parties.  Notwithstanding the foregoing, if the Senior Lenders are deemed by a court of competent jurisdiction in any Insolvency or Liquidation Proceeding to be entitled to receive adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments, then the Second Priority Agent and the Second Priority Secured Parties shall not be prohibited from seeking or receiving adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments (subject to the right of the First Lien Agent and the Senior Lenders to object to the reasonableness of the amounts sought).

6.4.Avoidance Issues.  If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be or avoided as fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment, or otherwise, then as among the parties hereto the Senior Lender Claims shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts and shall have all rights hereunder until such time.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.  Any Common Collateral or proceeds thereof received by any Second Priority Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of Senior Lender Claims and subject to the provisions of Section 4.2.

6.5.Application.  This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding.  The parties hereto agree that this Agreement constitutes a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar Bankruptcy Law and is intended to be and shall be interpreted to be enforceable to the maximum extent permitted pursuant to the applicable non-bankruptcy law.  All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession.  The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the provision of DIP Financing to, or use of cash collateral by, any Grantor.

6.6.Waivers.  Until the Discharge of Senior Lender Claims has occurred, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, (a) will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code (or any similar provision in any other Bankruptcy Law) senior to or on a parity with the Liens securing the Senior Lender Claims for costs or expenses of preserving or disposing of any Common Collateral or other collateral, and (b) waives any claim it may now or hereafter have arising out of the election by any Senior Lender of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision in any other Bankruptcy Law) with respect to the Common Collateral.

6.7.Nature of Obligations; Post-Petition Interest.  Each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledges and agrees that (i) the Second Priority Secured Parties’ claims against the Grantors in respect of the Common Collateral constitute junior claims separate and apart (and of a different class) from the Senior Lender Claims of the Senior Lenders against the Grantors in respect of the Common Collateral, (ii) the Senior Lender Claims include all interest, fees, and expenses that accrue after the commencement of any Insolvency or Liquidation Proceeding of any Grantor at the rate provided for in the applicable Senior Lender Documents governing the same, whether or not a claim for post-petition interest, fees and expenses is allowed or allowable in any such Insolvency or Liquidation Proceeding, (iii) the grants of Liens pursuant to the Credit Agreement, the First Priority Notes Indenture and the Second Priority Collateral Documents constitute three separate and distinct grants of Liens, and (iv) because of, among other things, their differing rights in the Common Collateral, the Senior Lender Claims are fundamentally different from the Second Priority Claims and the Second Priority Claims are fundamentally different from the Senior Lender Claims and, in each case, must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding.  To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Grantors in respect of the Common Collateral constitute only one secured claim (rather than separate classes of senior and junior claims), then each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledges and agrees that all distributions pursuant to Section 4.1 or otherwise from the Common Collateral shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Common Collateral (with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by each Second Priority Agent on behalf of the Second Priority Secured Parties), the Senior Lenders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate, fees and expenses (whether or not such claims are allowed or allowable in whole or in part in the respective Insolvency or Liquidation Proceeding) before any distribution from the Common Collateral is made in respect of the claims held by each Second Priority Agent, on behalf of the Second Priority Secured Parties, with each Second Priority Agent, on behalf of the Second Priority Secured Parties, hereby acknowledging and agreeing to turn over to the holders of the Senior Lender Claims all amounts otherwise received or receivable by them from the Common Collateral to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claims of the Second Priority Secured Parties).  Neither any Second Priority Agent nor any Second Priority Secured Party shall oppose or seek to challenge any claim by a First Lien Agent or any Senior Lender for allowance in any Insolvency or Liquidation Proceeding of Senior Lender Claims consisting of post-petition interest, fees or expenses.  Neither the First Lien Agents nor any other Senior Lender shall oppose or seek to challenge any claim by the Second Priority Agent or any Second Priority Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Priority Claims consisting of post-petition interest, fees or expenses to the extent of the value of the Second Priority Agent’s Lien, after taking into account the existence of the Senior Lenders’ Lien on behalf of the Senior Lenders on the Common Collateral and the Senior Lender Claims.

6.8.No Waiver.  Other than as set forth in Section 6.3, nothing contained herein shall prohibit or in any way limit the First Lien Agent or any Senior Lender from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by any Second Priority Agent or any of the Second Priority Secured Parties, including the seeking by any Second Priority Agent or any Second Priority Secured Parties of adequate protection or the asserting by any Second Priority Agent or any Second Priority Secured Parties of any of its rights and remedies under the Second Priority Documents or otherwise.

6.9.Plan of Reorganization.  Without limiting the generality of any provisions of this Agreement, each Second Priority Agent or Second Priority Secured Party shall be entitled to vote to accept any Plan of Reorganization in connection with any Insolvency or Liquidation Proceeding of the Company or any other Grantor so long as such Plan of Reorganization is a Conforming Plan of Reorganization, and shall be entitled to vote to reject any such Plan of Reorganization that is a Non-Conforming Plan of Reorganization; provided that each Second Priority Agent or Second Priority Secured Party agrees that it shall not be entitled (a) to take any action or vote in any way that supports any Non-Conforming Plan of Reorganization, or (b) to fail to take any action or fail to vote in favor of any Conforming Plan of Reorganization.  Any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization by any Second Priority Agent or Second Priority Secured Party shall be inconsistent with and accordingly, a violation of the terms of this Agreement, and the First Lien Agent shall be entitled to have any such vote to accept a Non-Conforming Plan of Reorganization dismissed and any such support of any Non-Conforming Plan of Reorganization withdrawn.

6.10.Reorganization Securities.  If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a Plan of Reorganization, both on account of Senior Lender Claims and on account of Second Priority Claims, then, to the extent the debt obligations distributed on account of the Senior Lender Claims and on account of the Second Priority Claims are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

SECTION 7.	Reliance; Waivers; etc.

7.1.Reliance.  The consent by the Senior Lenders to the execution and delivery of the Second Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after Closing Date by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, acknowledges that it and the applicable Second Priority Secured Parties is not entitled to rely on any credit decision or other decisions made by any First Lien Agent or any Senior Lender in taking or not taking any action under the applicable Second Priority Document or this Agreement.  Each First Lien Agent, on behalf of itself and each applicable Senior Lender, acknowledges that it and the applicable Senior Lenders are not entitled to rely on any credit decision or other decisions made by any Second Priority Secured Party in taking or not taking any action under the applicable Senior Lender Document or this Agreement.

7.2.No Warranties or Liability.  Neither any First Lien Agent nor any Senior Lender shall have been deemed to have made any express or implied representation or warranty upon which the Second Priority Agent or the Second Priority Secured Parties may rely, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second Priority Agent or any of the Second Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any Second Priority Agent nor any Second Priority Secured Party shall have been deemed to have made any express or implied representation or warranty upon which the First Lien Agent or the Senior Lenders may rely, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Priority Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon.  The Second Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Priority Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Second Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that any First Lien Agent or any of the Senior Lenders have in the Common Collateral or otherwise, except as otherwise provided in this Agreement.  Neither any First Lien Agent nor any Senior Lender shall have any duty to any Second Priority Agent or any Second Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second Priority Documents), regardless of any knowledge thereof that they may have or be charged with.  Except as expressly set forth in this Agreement, the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second Priority Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3.Obligations Unconditional.  All rights, interests, agreements and obligations of the First Lien Agents and the Senior Lenders, and the Second Priority Agents and the Second Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)any lack of validity or enforceability of any Senior Lender Documents or any Second Priority Documents;

(b)any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Second Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Credit Agreement, the First Priority Notes Indenture or any other Senior Lender Document or of the terms of the Second Priority Senior Secured Notes Indenture or any other Second Priority Document;

(c)any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Second Priority Claims or any guarantee thereof;

(d)the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e)any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of any Second Priority Agent or any Second Priority Secured Party in respect of this Agreement.

SECTION 8.	Miscellaneous.

8.1.Conflicts.  Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second Priority Document, the provisions of this Agreement shall govern.

8.2.Continuing Nature of this Agreement; Severability.  Subject to Section 5.7 and Section 6.4, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred or such later time as all the Obligations in respect of the Second Priority Claims shall have been paid in full.  This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second Pri ority Agent or any Second Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims in reliance hereon.  The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3.Amendments; Waivers.  Subject to Section 8.22 hereof, no amendment, modification or waiver of any of the provisions of this Agreement by any Second Priority Agent or any First Lien Agent shall be deemed to be made unless the same shall be in writing signed on behalf of the party making the same or its authorized agent and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time.  The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights or obligations are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver).

8.4.Information Concerning Financial Condition of the Company and the Subsidiaries.  Neither any First Lien Agent nor any Senior Lender shall have any obligation to any Second Priority Agent or any Second Priority Secured Party to keep the Second Priority Agent or any Second Priority Secured Party informed of, and the Second Priority Agents and the Second Priority Secured Parties shall not be entitled to rely on the First Lien Agents or the Senior Lenders with respect to, (a) the financial condition of the Company and the Subsidiaries and all endorsers, pledgors and/or guarantors of the Second Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the Senior Lender Claims.  Neither any Second Priority Agent nor any Second Priority Secured Party shall have any obligation to any First Lien Agent or any Senior Lender to keep the First Lien Agent or any Senior Lender informed of, and the First Lien Agents and the Senior Lenders shall not be entitled to rely on the Second Priority Agents or the Second Priority Secured Parties with respect to, (a) the financial condition of the Company and the Subsidiaries and all endorsers, pledgors and/or guarantors of the Second Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second Priority Claims or the Senior Lender Claims.  The First Lien Agents, the Senior Lenders, each Second Priority Agent and the Second Priority Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise.  In the event that any First Lien Agent, any Senior Lender, any Second Priority Agent or any Second Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Agents, the Senior Lenders, the Second Priority Agents and the Second Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z)

to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5.Subrogation.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby agrees not to assert any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

8.6.Application of Payments.  Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents.  Except as otherwise provided herein, each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7.Consent to Jurisdiction; Waivers.  The parties hereto consent to the exclusive jurisdiction of (x) any state or federal court located in New York County, New York and (y) with respect to the Trustee or the Second Priority Agent in their capacities hereunder, any state or federal court located in New York County, New York or in the State of Delaware, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party.  Service so made shall be deemed to be completed upon receipt.  The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court.  Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.8.Notices.  All notices to the Second Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee, the First Lien Agents or any Second Priority Agent as provided in the Second Priority Senior Secured Notes Indenture, the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the other relevant Senior Lender Documents or the other relevant Second Priority Documents, as applicable.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given upon receipt of a telecopy or electronic mail or upon receipt via personal or courier delivery or by U.S. mail (registered or certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.  The First Lien Agents hereby agree to promptly notify each Second Priority Agent upon payment in full in cash of all Obligations under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9.Further Assurances.  Each of the Second Priority Agents, on behalf of itself and each applicable Second Priority Secured Party, and each applicable First Lien Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to each other First Lien Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as each other First Lien Agent or the Senior Lenders may reasonably request, to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10.Governing Law.  This Agreement has been delivered and accepted in and shall be deemed to have been made in New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York, without regard to conflicts of law principles thereof.

8.11.Binding on Successors and Assigns.  This Agreement shall be binding upon the First Lien Agents, the Senior Lenders, the Second Priority Agents, the Second Priority Secured Parties and their respective permitted successors and assigns.

8.12.Specific Performance.  Each First Lien Agent may demand specific performance of this Agreement.  Each Second Priority Agent, on behalf of itself and each applicable Second Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by any First Lien Agent.

8.13.Section Titles.  The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14.Counterparts.  This Agreement may be executed in one or more counterparts, including by means of facsimile, each of which shall be an original and all of which shall together constitute one and the same document.  Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

8.15.Authorization.  By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.  The First Lien Agents represent and warrant that this Agreement is binding upon the Senior Lenders.  The Trustee represents and warrants that this Agreement is binding upon the Second Priority Secured Parties.

8.16.No Third Party Beneficiaries; Successors and Assigns.  This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Second Priority Claims.  No other

Person shall have or be entitled to assert rights or benefits hereunder.  Notwithstanding the foregoing, the Company is an intended beneficiary and third party beneficiary hereof with the right and power to enforce with respect to Sections 5.1, 5.2, 5.3(b), 8.3, 8.16, 8.19 and 8.22 and Article VII hereof and as otherwise provided herein.

8.17.Effectiveness.  This Agreement shall become effective when executed and delivered by the parties hereto.  This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding.  All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18.First Lien Agents and Second Priority Agents.  It is understood and agreed that (a) JPMorgan Chase Bank, N.A. is entering into this Agreement in its capacity as administrative agent and collateral agent under the Credit Agreement and the provisions of Article IX of the Credit Agreement applicable to JPMorgan Chase Bank, N.A. as administrative agent and collateral agent thereunder shall also apply to JPMorgan Chase Bank, N.A. as Credit Agreement Agent hereunder, (b) Wilmington Trust, National Association is entering into this Agreement in its capacity as trustee and as collateral agent under the First Priority Notes Indenture and the provisions of Article VII of the First Priority Notes Indenture applicable to Wilmington Trust, National Association, as trustee thereunder shall also apply to Wilmington Trust, National Association as First Priority Notes Collateral Agent hereunder, (c) Wilmington Trust, National Association is entering into this Agreement in its capacity as trustee and as collateral agent under the First Priority Notes Indenture and the provisions of Article XI of the First Priority Notes Indenture applicable to Wilmington Trust, National Association, as collateral agent thereunder shall also apply to Wilmington Trust, National Association as First Priority Notes Collateral Agent hereunder, (d) Wilmington Trust, National Association is entering into this Agreement in its capacity as Trustee and Second Priority Collateral Agent, and the provisions of Article VII of the Second Priority Senior Secured Notes Indenture applicable to the trustee and collateral agent thereunder shall also apply to the Trustee hereunder and be enforceable as if set forth herein and (e) Wilmington Trust, National Association is entering into this agreement in its capacity as Second Priority Collateral Agent, and the provisions of Article XI of the Second Priority Senior Secured Notes Indenture applicable to the collateral agent thereunder shall also apply to the Second Priority Collateral Agent hereunder and be enforceable as if set forth herein.

8.19.Relative Rights.  Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Documents or Second Priority Documents entered into in connection with the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Senior Lender Document or Second Priority Document or permit the Company, Holdings or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement, the First Priority Notes Indenture or any other Senior Lender Documents entered into in connection with the Credit Agreement, the First Priority Notes Indenture, the Other

First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company, Holdings or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents or any other Senior Lender Document entered into in connection with the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture or any other Second Priority Documents.

8.20.References.  Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the Second Priority Senior Secured Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the Second Priority Senior Secured Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the Second Priority Senior Secured Notes Indenture, and (2) approved in writing by, or on behalf of, the Required Lenders.

8.21.Entire Agreement.  THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

8.22.Joinder Requirements.  The Company and/or any First Lien Agent and/or any Second Priority Agent, without the consent of any other First Lien Agent or Second Priority Agent, any Senior Lender or any Second Priority Secured Party, may designate additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness if the incurrence of such Obligations is permitted under each of the Credit Agreement, the First Priority Notes Indenture, each Other First Priority Lien Obligations Credit Document, the Second Priority Senior Secured Notes Indenture, all other applicable Senior Lender Documents and Second Priority Documents then in effect and this Agreement.  If so permitted, as a condition precedent to the effectiveness of such designation, the applicable Other First Priority Lien Obligations Agent or the applicable administrative agent or trustee and collateral agent for such Future Second Lien Indebtedness shall execute and deliver to each First Lien Agent and Second Priority Agent, a joinder agreement to this Agreement substantially in the form annexed hereto as Exhibit I or Exhibit II, as the case may be, or otherwise in form and substance reasonably satisfactory to the First Priority Designated Agent and the Second Priority Designated Agent.  Notwithstanding anything to the contrary set forth in this Section 8.22 or in Section 8.3 hereof, any First Lien Agent and/or any Second Priority Agent may, and, at the request of the Company, shall, in each case, without the consent of any other First Lien Agent or Second Priority Agent, any Senior Lender or any Second Priority Secured Party, enter into a supplemental agreement (which may take the form of an amendment, an amendment and restatement or a supplement of this Agreement) to facilitate the designation of such additional Obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness.  Any such amendment may, among other things, (i) add other parties holding Future Second Lien Indebtedness (or any agent or trustee therefor) to the extent such Indebtedness is not prohibited by the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and all other Second Priority Documents governing Future Second Lien Indebtedness, (ii) add other parties holding Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) to the extent such Obligations are not prohibited by the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and all other Second Priority Documents governing Future Second Lien Indebtedness, (iii) in the case of Future Second Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any Second Priority Claims, except to the extent otherwise agreed to by the holders of such Future Second Lien Indebtedness, and (b) provide to the holders of such Future Second Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Agents) as are provided to the holders of Second Priority Claims under this Agreement prior to the incurrence of such Future Second Lien Indebtedness, and (iv) in the case of Obligations arising under Other First Priority Lien Obligations Credit Documents, (a) establish that the Lien on the Common Collateral securing such Obligations shall be superior in all respects to all Liens on the Common Collateral securing any Second Priority Claims and any Future Second Lien Indebtedness and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any other Senior Lender Claims, except to the extent otherwise agreed to by the holders of such Obligations arising under Other First Priority Lien Obligations Credit Documents, and (b) provide to the holders of such Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Lender Claims under this Agreement prior to the incurrence of such Obligations.  Any such additional party, each First Lien Agent and each Second Priority Agent shall be entitled to rely on the determination of officers of the Company that such joinders and/or modifications do not violate the Credit Agreement, the First Priority Notes Indenture, the Other First Priority Lien Obligations Credit Documents, the Second Priority Senior Secured Notes Indenture and each other Second Priority Document governing Future Second Lien Indebtedness, if such determination is set forth in an officer’s certificate delivered to such party, the First Lien Agents and each Second Priority Agent.  For the avoidance of doubt, the Second Priority Collateral Agent shall have no obligation to monitor or ensure compliance with this Section 8.22.

8.23.Intercreditor Agreements.  Each party hereto agrees that the Senior Lenders (as among themselves) and the Second Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements, including, in the case of the Senior Lenders, the First Lien Parity Intercreditor Agreement) with the applicable First Lien Agent or Second Priority Agent governing the rights, benefits and privileges as among the Senior Lenders or the Second Priority Secured Parties, as the case may be, in respect of the Common

Collateral, this Agreement and the other Senior Collateral Documents or Second Priority Collateral Documents, as the case may be, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Senior Collateral Documents or Second Priority Collateral Documents, as the case may be, (B) in the case of any such intercreditor agreement (or similar arrangement) affecting any Senior Lenders, the First Lien Agent acting on behalf of such Senior Lenders agrees in its sole discretion to enter into any such intercreditor agreement (or similar arrangement) and (C) in the case of any such intercreditor agreement (or similar arrangement) affecting the Senior Lenders holding Senior Lender Claims under the Credit Agreement or under the First Priority Notes Indenture, such intercreditor agreement (or similar arrangement) is permitted under the Credit Agreement and the First Priority Notes Indenture or the Required Lenders otherwise authorize the applicable First Lien Agent to enter into any such intercreditor agreement (or similar arrangement).  Notwithstanding the preceding clauses (B) and (C), to the extent that the applicable First Lien Agent is not authorized by the Required Lenders to enter into any such intercreditor agreement (or similar arrangement ) or does not agree to enter into such intercreditor agreement (or similar arrangement), such intercreditor agreement (or similar arrangement ) shall not be binding upon the applicable First Lien Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto.  In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other Senior Collateral Document or Second Priority Collateral Document, and the provisions of this Agreement and the other Senior Collateral Documents and Second Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

8.24.Additional Guarantors. The Company agrees that if any Subsidiary shall become a Grantor after the date hereof, they will promptly cause such Subsidiary to execute and deliver an Acknowledgement of the Intercreditor Agreement substantially in the form attached hereto. The execution and delivery of such acknowledgement shall not require the consent of any other party hereunder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Agent

By:  /s/ Philp Van Fossan
Name: Philip VanFossan
Title: Executive Director

Address:10 South Dearborn, Floor L2,Chicago, IL 60603

Tel:  312-385-7084
Fax:  844-490-5663
E-mail:  Jpm.agency.cri@jpmchase.com

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Priority Notes Collateral Agent

By:  /s/ Jane Schweiger
Name: Jane Schweiger
Title:   Vice President

Address:	50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention:	SeaWorld Notes Administrator
Telecopier:	(612) 217-5651

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Trustee and Second Priority Collateral Agent

By:  /s/ Jane Schweiger
Name: Jane Schweiger
Title:   Vice President

Address:	50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention:	SeaWorld Notes Administrator
Telecopier:	(612) 217-5651

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

Acknowledgement of Intercreditor Agreement

The Company and each other Grantor have read the foregoing Agreement and consent thereto.  The Company and each other Grantor agree not to take any action that would be contrary to the provisions of the foregoing Agreement and agree that, except as otherwise provided therein, including with respect to those provisions of which the Company and each Grantor are intended third party beneficiaries, no Second Priority Agent, First Lien Agent, Senior Lender or Second Priority Secured Party shall have any liability to the Company or any Grantor for acting in accordance with the provisions of the foregoing Agreement.  The Company and each Grantor understand that  they are not intended beneficiaries or third party beneficiaries of the foregoing Agreement except that it is an intended beneficiary and third party beneficiary thereof with the right and power to enforce with respect to Sections 5.1, 5.2, 5.3(b), 8.3, 8.16, 8.19 and 8.22 and Article VII thereof and as otherwise provided therein.  The Company and each Grantor agree to be bound by Section 8.22 of the foregoing Agreement to the extent applicable to each of them.

Notwithstanding anything to the contrary in the foregoing Agreement or provided herein, each of the undersigned and each party to the foregoing Agreement agree, on behalf of itself and in its capacity as agent under the foregoing Agreement, that (i) the Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of the foregoing Agreement except to the extent their rights or obligations are adversely affected (in which case the Company shall have the right to consent to or approve any such amendment, modification or waiver) and (ii) upon the Company’s request in connection with a designation of additional obligations as Other First Priority Lien Obligations or Future Second Lien Indebtedness, any First Lien Agent and/or any Second Priority Agent shall enter into such supplemental agreements (which may each take the form of an amendment, an amendment and restatement or a supplement of the foregoing Agreement) to facilitate the designation of such additional obligations as contemplated by Section 8.22 of the foregoing Agreement as the Company may request.

Without limitation of the foregoing, the undersigned agree, at the Company’s expense, to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the Company, the Credit Agreement Agent, the First Priority Notes Collateral Agent, the Trustee or any other First Lien Agent or Second Priority Agent may reasonably request to effectuate the terms of the foregoing Agreement.

For the purposes hereof, the address of the Company and each other Grantor shall be as set forth in the schedules to the Credit Agreement, the First Priority Notes Indenture and the Indenture.

[Remainder of page intentionally left blank]

SEAWORLD PARKS & ENTERTAINMENT, INC.

By:	/s/ Harold J. Herman Name:Harold J. Herman Title: Assistant Secretary

SEAWORLD ENTERTAINMENT, INC.

By:	/s/ Harold J. Herman Name:Harold J. Herman Title: Assistant Secretary

SEAWORLD PARKS & ENTERTAINMENT LLC

SEA WORLD OF TEXAS LLC

SEAWORLD PARKS & ENTERTAINMENT INTERNATIONAL, INC.

LANGHORNE FOOD SERVICES LLC

SEA WORLD OF FLORIDA LLC

SWBG ORLANDO CORPORATE OPERATIONS GROUP, LLC

SEA HOLDINGS I, LLC

By:	/s/ Harold J. Herman Name:Harold J. Herman Title: Assistant Secretary

SEA WORLD LLC

By:	/s/ Harold J. Herman Name:Harold J. Herman Title: Assistant Secretary

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

SEAWORLD OF TEXAS HOLDINGS, LLC

SEAWORLD OF TEXAS MANAGEMENT, LLC

SEAWORLD OF TEXAS BEVERAGE, LLC

By:/s/ Genaro Castro
Name: Genaro Castro
Title:Manager

By:/s/ Byron Surrett
Name: Byron Surrett
Title:   Manager

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

Acknowledged and Agreed:

JPMORGAN CHASE BANK, N.A.,
as Credit Agreement Agent

By:/s/ Philip VanFossan
Name: Philip VanFossan
Title: Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as First Priority Notes Collateral Agent

By:/s/ Jane Schweiger
Name: Jane Schweiger
Title:   Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
in its capacity as Trustee and Second Priority Collateral Agent

By:/s/ Jane Schweiger
Name: Jane Schweiger
Title:   Vice President

[Signature Page to First Lien/Second Lien Intercreditor Agreement]

EXHIBIT I

[FORM OF] JOINDER NO. [       ] dated as of [               ], 20[   ] to the INTERCREDITOR AGREEMENT dated as of August 5, 2020 (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Credit Agreement Agent, in its capacity as First Lien Agent (in such capacity the “Credit Agreement Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Priority Notes Collateral Agent, in its capacity as First Lien Agent (in such capacity, the “Frist Priority Notes Collateral Agent”), each Other First Priority Lien Obligations Agent from time to time party hereto, each in its capacity as First Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Trustee and Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.	Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.

As a condition to the ability of the Company to incur Other First Priority Lien Obligations and to secure such Other First Priority Lien Obligations with the liens and security interests created by the Other First Priority Lien Obligations Security Documents, the Other First Priority Lien Obligations Agent with respect of such Other First Priority Lien Obligations is required to become a First Lien Agent, and such Other First Priority Lien Obligations is required to become subject to and bound by the Intercreditor Agreement.  Section 8.22 of the Intercreditor Agreement provides that such Other First Priority Lien Obligations Agent may become a First Lien Agent, and such Other First Priority Lien Obligations may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.22 of the Intercreditor Agreement.  The undersigned additional Other First Priority Lien Obligations Agent (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Senior Lender Documents.

Accordingly, the undersigned agree as follows:

SECTION 1.

In accordance with Sections 8.3 and 8.22 of the Intercreditor Agreement, the New Representative by its signature below becomes a First Lien Agent under, and the related Other First Priority Lien Obligations becomes subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a First Lien Agent and the New Representative, on its behalf and on behalf of holders of such Other First Priority Lien Obligations, hereby agrees to all the applicable terms and provisions of the Intercreditor Agreement.  Each reference to a “First Lien Agent” in the Intercreditor Agreement shall be deemed to include the New Representative.  The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2.

The New Representative represents and warrants to the First Priority Designated Agent, each First Lien Agent, the Second Priority Designated Agent and each Second Priority Agent, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee] under [describe new facility], (ii) this

Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Other First Priority Lien Obligations Security Documents relating to such Other First Priority Lien Obligations provide that, upon the New Representative’s entry into this Joinder Agreement, holders of such Other First Priority Lien Obligations will be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 3.

This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4.	Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
SECTION 5.	THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.

In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.

All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[          ] for the holders of [                        ],

By:	Name: Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

[                               ],
as First Priority Designated Agent,

By:	Name: Title:

EXHIBIT II1

[FORM OF] JOINDER NO. [       ] dated as of [               ], 20[   ] to the INTERCREDITOR AGREEMENT dated as of August 5, 2020 (the “Intercreditor Agreement”), among JPMORGAN CHASE BANK, N.A., as Credit Agreement Agent, in its capacity as First Lien Agent (in such capacity the “Credit Agreement Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as First Lien Agent (in such capacity the “First Priority Notes Collateral Agent”), each Other First Priority Lien Obligations Agent from time to time party hereto, each in its capacity as First Lien Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as Trustee and Second Priority Collateral Agent and each collateral agent for any Future Second Lien Indebtedness from time to time party hereto, each in its capacity as Second Priority Agent.

A.	Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.

As a condition to the ability of the Company to incur Future Second Lien Indebtedness and to secure such Future Second Lien Indebtedness with the liens and security interests created by the related Second Priority Documents, the collateral agent with respect of such Future Second Lien Indebtedness is required to become a Second Priority Agent, and such Future Second Lien Indebtedness is required to become subject to and bound by the Intercreditor Agreement.  Section 8.22 of the Intercreditor Agreement provides that such collateral agent may become a Second Priority Agent, and such Future Second Lien Indebtedness may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery of an instrument in the form of this Joinder Agreement and the satisfaction of the other conditions set forth in Section 8.22 of the Intercreditor Agreement.  The undersigned collateral agent (the “New Representative”) is executing this Joinder Agreement in accordance with the requirements of the Intercreditor Agreement and the Second Priority Documents.

Accordingly, the undersigned agree as follows:

SECTION 1.

In accordance with Sections 8.3 and 8.22 of the Intercreditor Agreement, the New Representative by its signature below becomes a Second Priority Agent under, and the related Future Second Lien Indebtedness becomes subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as a Second Priority Agent and the New Representative, on its behalf and on behalf of holders of such Future Second Lien Indebtedness, hereby agrees to all the applicable terms and provisions of the Intercreditor Agreement.  Each reference to a “Second Priority Agent” in the Intercreditor Agreement shall be deemed to include the New Representative.  The Intercreditor Agreement is hereby incorporated herein by reference.

[1]	To be updated in connection with an issuance of additional notes under the Second Priority
Senior Secured Notes Indenture or in connection with the joinder of Future Second Lien Indebtedness to the
Noteholder Collateral Agreement.

SECTION 2.

The New Representative represents and warrants to the First Priority Designated Agent, each First Lien Agent, the Second Priority Designated Agent and each Second Priority Agent, individually, that (i) it has full power and authority to enter into this Joinder Agreement, in its capacity as [agent] [trustee] under [describe new facility], (ii) this Joinder Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (iii) the Second Priority Documents relating to such Future Second Lien Indebtedness provide that, upon the New Representative’s entry into this Joinder Agreement, holders of such Future Second Lien Indebtedness will be subject to and bound by the provisions of the Intercreditor Agreement.

SECTION 3.

This Joinder may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4.	Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.
SECTION 5.	THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.

In case any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Intercreditor Agreement shall not in any way be affected or impaired.  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.

All communications and notices hereunder shall be in writing and given as provided in Section 8.8 of the Intercreditor Agreement.  All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

IN WITNESS WHEREOF, the New Representative has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[          ] for the holders of [                        ],

By:	Name: Title:

Address for notices:

attention of:
Telecopy:

Acknowledged by:

[                             ], as
First Priority Designated Agent

By: _________________________
       Name:
       Title: